 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ____________________

FORM 8-K
  ____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2020

MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-279552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
  ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 19, 2020, MiMedx Group, Inc. (the "Company") announced that its Board of Directors appointed Peter M. Carlson as Chief Financial Officer of the Company, effective March 18, 2020. He succeeds Edward J. Borkowski who served as Executive Vice President and Interim Chief Financial Officer from June 6, 2018 through November 15, 2019 and as acting Chief Financial Officer from November 18, 2019 through March 17, 2020.
Mr. Carlson, age 55, has served as the Company’s Executive Vice President - Finance since December 16, 2019. Prior to joining the Company, from 2017 to 2018, Mr. Carlson served as Chief Operating Officer at Brighthouse Financial, Inc., one of the largest life and annuity insurance companies in the U.S., that he helped establish as a separate entity following its August 2017 spin-off from MetLife, Inc. He was the Chief Accounting Officer at MetLife, Inc. from 2009 to 2017 where his global responsibilities included accounting, financial planning, tax, and investment finance. Prior to joining MetLife in 2009, Mr. Carlson was the Corporate Controller at Wachovia Corporation. He currently serves as a director of White Mountains Insurance Company (NYSE: WTM). Mr. Carlson holds a Bachelor of Science from Wake Forest University and is a trustee of the university. He is licensed as a certified public accountant in North Carolina and New York.
Mr. Carlson will receive an annual base salary of $525,000 and will be eligible for a target annual incentive of fifty-five percent (55%) of his base salary and a target long-term incentive equal to two-hundred percent (200%) of his base salary. In addition, he received (i) a special one-time signing bonus of $50,000 (which is subject to repayment in full in the event that he resigns or has his employment terminated by the Company within 12 months following the commencement of his employment with the Company), (ii) a restricted stock grant with a value of $350,000 which vests pro rata annually over three years, and (iii) a restricted stock grant with a value of $1,000,000, which vests upon the achievement of each of four discrete performance goals.

There are no arrangements or understandings between Mr. Carlson and any other persons pursuant to which he was selected as Executive Vice President and Chief Financial Officer. There are also no family relationships between Mr. Carlson and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Exhibits

(d) Exhibits

99.1    Press release dated March 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: March 19, 2020.	By:	/s/ Timothy R. Wright
Chief Executive Officer